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                                                                    EXHIBIT 10.5



                                   AGREEMENT



         THIS AGREEMENT is made by UNITED GROUP ASSOCIATION, INC. ("UGA") for the benefit of CORNERSTONE MARKETING OF AMERICA ("CMA").


                              W I T N E S S E T H:


         WHEREAS, UGA currently generates leads (individuals who are interested in obtaining health insurance) for CMA agents; and

         WHEREAS, there is no formal written agreement between UGA and CMA to provide for the terms of the services provided by UGA to CMA; and

         WHEREAS, UGA now wishes to reduce to writing its agreement as to termination of such services to CMA,

         NOW, THEREFORE, it is agreed as follows:

         1. UGA will not cease providing leads to CMA without giving CMA 180 days' written notice of its intention to terminate such services.

         2. This AGREEMENT shall be binding upon UGA, its successors and assigns.


Dated this 1st day of April, 1996.


                                        UNITED GROUP ASSOCIATION, INC.


                                        By:       /s/ Ronald L. Jensen
                                           -----------------------------------
                                          Its:    President
                                              --------------------------------